EXHIBIT 10.35*


26 March 1997

Gene Lovette
Tyson Foods, Inc.
P.O. Box 88
1600 River Road
Wilkesboro, NC 28697


Dear Mr. Lovette;

As discussed, EMBREX INC. and TYSON FOODS, INC. wish to make certain amendments to their Lease, Limited License, Supply and Service Agreement dated September 1994 (the "Agreement"). This Amendment is intended to document the amendments, which are as follows

1.   The term of the Agreement shall be extended to 31 December 2004.

2.   The pricing will be: *

3.   *


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Commission and marked "CONFIDENTIAL TREATMENT."

4.   [This section left blank in original agreement.]

5. If either party wishes to discontinue the Agreement, a written twelve month notice must be given.

6. EMBREX has the right of last refusal to meet any offer being considered by Tyson Foods for chick vaccination (any method).

7. Tyson will not release Embrex pricing to its hatcheries until the first of each year.

8.   *

9. All hatcheries will operate under the same pricing. Any hatchery that is added or converted will be priced according to the date and year of installation.

10. Tyson will maintain the provisions of the Agreement in confidence except as (and only to the extent) otherwise required by applicable law, and even then only with prior notice to Embrex.

11. Except as so amended, the Agreement shall remain unchanged and in full force and effect.

Please indicate Tyson Food's agreement to these amendments by signing below and returning one signed copy of this letter to Embrex.


EMBREX, INC. (Lessor)              TYSON FOODS, INC. (Lessee)




By:  /s/ Brian V. Cosgriff         By:  /s/ David S. Purtle
     ---------------------------        ----------------------------------------
     Brian V. Cosgriff                  Name: David S. Purtle
     Vice-president                     Title:   Executive Vice President
                                        Operations, Warehousing & Transportation


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Commission and marked "CONFIDENTIAL TREATMENT."